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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                      PROSPECTUS SUPPLEMENT -- DEC 2, 2009*

RiverSource Inflation Protected Securities Fund (Sept. 29, 2009)     S-6280-99 H

The information about the portfolio manager under the "Investment Manager" section, is revised as follows:

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Todd White, Portfolio Manager

- Managed the Fund since March 2009.

- Sector Leader of the liquid and structured assets sector team.

- Joined RiverSource Investments in 2008.

- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

- Began investment career in 1986.

- BS, Indiana University.

The rest of the section remains unchanged.

S-6280-7 A (12/09)
* Valid until the next prospectus update.